UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 29, 2023

Kellanova

(Exact name of registrant as specified in its charter)

Delaware	1-4171	38-0710690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

412 N. Wells Street
Chicago, IL 60654
(Address of principal executive offices, including zip code)

(269) 961-2000

(Registrant’s telephone number, including area code)

Kellogg Company

One Kellogg Square

Battle Creek, Michigan 49016-3599

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $.25 par value per share	K	New York Stock Exchange
1.000% Senior Notes due 2024	K 24	New York Stock Exchange
1.250% Senior Notes due 2025	K 25	New York Stock Exchange
0.500% Senior Notes due 2029	K 29	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On October 2, 2023 (the “Distribution Date”), the previously announced spin-off (the “Spin-Off”) of WK Kellogg Co (“WK Kellogg”) by Kellanova (f/k/a Kellogg Company) (“Kellanova”) was completed. In connection with the Spin-Off, Kellanova entered into the following agreements, forms of which were previously filed as exhibits to the registration statement on WK Kellogg’s Form 10, as amended (File No. 001-41755) (the “Registration Statement”):

•

Separation and Distribution Agreement, dated as of September 29, 2023, between Kellanova and WK Kellogg (the “Separation and Distribution Agreement”), a copy of which is filed as Exhibit 2.1 hereto and incorporated by reference herein.

•	Employee Matters Agreement, dated as of September 29, 2023, between Kellanova and WK Kellogg, a copy of which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

•	Supply Agreement, dated as of September 29, 2023, between Kellanova and WK Kellogg, a copy of which is filed as Exhibit 10.2 hereto and incorporated by reference herein.

•

Master Ownership and License Agreement Regarding Patents, Trade Secrets and Certain Related Intellectual Property Agreement, dated as of September 29, 2023, between Kellanova and WK Kellogg, a copy of which is filed as Exhibit 10.3 hereto and incorporated by reference herein.

•

Master Ownership and License Agreement Regarding Trademarks and Certain Related Intellectual Property Agreement, dated as of September 29, 2023, between Kellanova and WK Kellogg, a copy of which is filed as Exhibit 10.4 hereto and incorporated by reference herein.

•	Tax Matters Agreement, dated as of September 29, 2023, between Kellanova and WK Kellogg, a copy of which is filed as Exhibit 10.5 hereto and incorporated by reference herein.

•	Transition Services Agreement, dated as of September 29, 2023, between Kellanova and WK Kellogg, a copy of which is filed as Exhibit 10.6 hereto and incorporated by reference herein.

For a summary of the aforementioned agreements entered into in connection with the Spin-Off, please refer to the descriptions included in the Registration Statement under “Certain Relationships and Related Party Transactions—Agreements with Kellogg ParentCo”, which descriptions are incorporated herein by reference. The descriptions of such agreements are qualified in their entirety by reference to the full text of such agreements which are filed as Exhibits 2.1 and 10.1 through 10.6 hereto, respectively, and are incorporated by reference herein.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On the Distribution Date, Kellanova completed the previously announced Spin-Off of WK Kellogg. Effective as of 12:01 a.m., New York City time on the Distribution Date, the common stock of WK Kellogg was distributed, on a pro rata basis, to Kellanova’s stockholders of record as of the close of business on September 21, 2023 (the “Record Date”). On the Distribution Date, each of the stockholders of Kellanova received one share of WK Kellogg’s common stock for every four shares of Kellanova’s common stock held by such stockholder on the Record Date (the “Distribution”). Fractional shares of WK Kellogg’s common stock were not delivered in the Distribution. Any fractional share of WK Kellogg’s common stock otherwise issuable to a Kellanova stockholder was or will be sold in the open market on such stockholder’s behalf, and such stockholder will receive a cash payment for the fractional share based on the stockholder’s pro rata portion of the net cash proceeds from sales of all fractional shares.

The Spin-Off was completed pursuant to the Separation and Distribution Agreement. For a summary of the Separation and Distribution Agreement, please refer to the description included in the Registration Statement under “Certain Relationships and Related Party Transactions—Agreements with Kellogg ParentCo,” which description is incorporated herein by reference. The description of the Separation and Distribution Agreement is qualified in its entirety by reference to the full text of the Separation and Distribution Agreement, which is filed as Exhibit 2.1 hereto and incorporated by reference herein.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective upon the consummation of the Distribution, Gary Pilnick, the Vice Chairman and Chief Legal Officer resigned from Kellanova. This resignation was in connection with Mr. Pilnick’s appointment as Chief Executive Officer of WK Kellogg upon consummation of the Distribution.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Name Change

On September 29, 2023, Kellogg Company filed with the Secretary of State of the State of Delaware a restated certificate of incorporation (the “Restated Certificate of Incorporation”), which restates and integrates and does not further amend the certificate of incorporation, except to change its corporate name from “Kellogg Company” to “Kellanova” (as permitted under Sections 242(a)(1) and 242(d)(1)(A) of the General Corporation Law of the State of Delaware), effective as of 12:01 a.m. New York City time on the Distribution Date. The foregoing description of the Restated Certificate of Incorporation is not complete and is subject to, and qualified in its entirety by, the complete text of the Restated Certificate of Incorporation which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference in this Item 5.03.

Item 8.01.	Other Events.

Press Release

On October 2, 2023, Kellanova issued a press release announcing the completion of the Spin-Off. The full text of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference in this Item 8.01.

Pension Plan Events

As a result of the Spin-Off, the Kellogg Company Pension Plan (EIN 38-0710690; PN 004) (the “KCPP”) and the Kellanova Muncy Pension Plan (EIN 38-0710690; PN: 015) (the “Muncy Pension Plan”) continue to be sponsored by Kellanova, and the Kellogg Company Bakery, Confectionery, Tobacco Workers and Grain Millers Pension Plan (EIN: 38-0710690; PN 005) (the “Grain Millers Pension Plan”) is now sponsored by WK Kellogg. In connection with the transfer of sponsorship of the Grain Millers Pension Plan to WK Kellogg, the name of the Grain Millers Pension Plan was amended to be the WK Kellogg Co - Bakery, Confectionery, Tobacco Workers and Grain Millers Pension Plan (EIN 92-1243173; PN: 002). As a result of the

Spin-Off effective on the Distribution Date, Kellanova ceased to be a member of the WK Kellogg controlled group that includes the Grain Millers Pension Plan, and WK Kellogg ceased to be a member of the Kellanova controlled group that includes the KCPP and Muncy Pension Plan. Neither company is now a contributing sponsor, within the meaning of Section 4001(a)(13) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), of the pension plan(s) sponsored by the other company. The transactions described above and in Item 2.01, including the Distribution, are, or could be deemed to be, “reportable events” pursuant to Sections 4043(c)(9) and/or 4043(c)(11) of ERISA, that would otherwise require notice to the Pension Benefit Guaranty Corporation (“PBGC”).

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1	Separation and Distribution Agreement, dated as of September 29, 2023, between Kellanova and WK Kellogg Co.

3.1	Restated Certificate of Incorporation of Kellanova.

10.1	Employee Matters Agreement, dated as of September 29, 2023, between Kellanova and WK Kellogg Co.

10.2	Supply Agreement, dated as of September 29, 2023, between Kellanova and WK Kellogg Co.

10.3	Master Ownership and License Agreement Regarding Patents, Trade Secrets and Certain Related Intellectual Property, dated as of September 29, 2023, between Kellanova and WK Kellogg Co.

10.4	Master Ownership and License Agreement Regarding Trademarks and Certain Related Intellectual Property, dated as of September 29, 2023, between Kellanova and WK Kellogg Co.

10.5	Tax Matters Agreement, dated as of September 29, 2023, between Kellanova and WK Kellogg Co.

10.6	Transition Services Agreement, dated as of September 29, 2023, between Kellanova and WK Kellogg Co.

99.1	Press release, dated as of October 2, 2023.

104	Cover Page to this Current Report on Form 8-K in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KELLANOVA

Date: October 2, 2023	By:	/s/ John Min
	Name:	John Min
	Title:	Chief Legal Officer